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                               AMENDMENT 1996-1
                                    TO THE
                             U.S. BIOSCIENCE, INC.
                           PENSION RESTORATION PLAN

     1. Section 1.2 of the Plan is hereby amended and restated, in its entirety, to read as follows:

     1.2 "Annual Earnings" means a Participant's wages as defined in Section 3401(a) of the Code and all other payments of compensation by the Company (in the course of the Company's trade or business) for a Plan Year for which the Company is required to furnish the Participant a written statement under Sections 6041(d), 6051(a)(3) and 6052 without regard to any dollar limitation imposed under the Code; provided, however, that any rules under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code) shall be ignored. Prior to January 1, 1996, a Participant's annual earnings were limited to a maximum of $235,840.

     2.   This amendment shall be effective January 1, 1996.